                                                                    EXHIBIT 10.1

                                    CONSENT

            THIS CONSENT (the "Consent") is made and given as of March 18, 2002 by KeyBank National Association ("KeyBank") in favor of Pacific Aerospace & Electronics, Inc. (the "Company") and Pacific Coast Technologies, Inc. ("PCT"). Reference is made to that certain Deed of Trust dated as of September 30, 1998 in favor of KeyBank and recorded in the official records of Chelan County as Auditor's No. 2037983 (the "Deed of Trust"), pursuant to which the Company granted KeyBank a security interest in certain real property located in Wenatchee, Washington (the "Property").

                                    RECITALS

            WHEREAS, the Company executed a Promissory Note (Loan No. 9002) dated as of September 30, 1998 in the amount of $1,200,000 in favor of KeyBank (the "Promissory Note") and in connection with the Promissory Note, the Company executed the Deed of Trust in favor of KeyBank;

            WHEREAS, the Company executed a Promissory Note (Loan No. 9001) dated as of March 18, 1998 in the amount of $712,086 in favor of KeyBank, and in connection with such promissory note, the Company, PCT and KeyBank entered into a Commercial Security Agreement dated as of March 18, 1998 (the "KeyBank Security Agreement");

            WHEREAS, in connection with the Note Purchase Agreement (the "Note Purchase Agreement") to be entered into by and among the Company, Jefferies & Company, Inc. and First Union National Bank, as collateral agent (the "Collateral Agent"), the Company and certain of its subsidiaries intend to execute a Deed of Trust, Security Agreement and Fixture Filing with Assignment of Rents (the "Junior Deed of Trust") in favor of the Collateral Agent for the benefit of the Secured Parties (as defined in that certain Security Agreement to be entered into by and among the Company, certain of its subsidiaries and the Collateral Agent (the "Security Agreement")), pursuant to which the Company will grant a junior security interest in the Property to the Collateral Agent (for the benefit of the Secured Parties);

            WHEREAS, pursuant to the Deed of Trust, the Company must obtain KeyBank's consent prior to granting any security interest in the Property; and

            WHEREAS, pursuant to the KeyBank Security Agreement, PCT must obtain KeyBank's consent prior to entering into the Security Agreement and the Subsidiary Guaranty Agreement to be made in favor of the Holders (as defined therein) and the Collateral Agent (the "Subsidiary Guaranty").

            NOW, THEREFORE, in consideration of the foregoing and subject to the terms and conditions set forth herein, KeyBank hereby agrees as follows:

            1. KeyBank hereby consents to (i) the granting by the Company of a second priority, perfected security interest and mortgage in the Property in favor of the Collateral Agent (for the benefit of the Secured Parties) pursuant to the Junior Deed of Trust, which security interest shall be junior to KeyBank's existing security interest in the Property, (ii) the recording of the Junior Deed of Trust in the real property records of Chelan County and (iii) the entering into the Note Purchase Agreement, the Subsidiary Guaranty, and the Collateral Documents (as defined in the Note Purchase Agreement) by the Company and certain of its subsidiaries, as applicable, and the transactions contemplated therein.

            2. Miscellaneous.

                  a. This Consent shall be construed in accordance with the laws of the state of Washington, without regard to principles of conflicts of law thereof.

                  b. This Consent shall bind the legal and equitable successors and assigns of KeyBank, including any that occur by operation of law.

            IN WITNESS WHEREOF, KeyBank has issued this Consent executed as of the date and year first written above.

                                            KEYBANK NATIONAL ASSOCIATION



                                            By:   /s/ Monty D. Sampson
                                                 ------------------------------
                                                 Name:  Monty D. Sampson
                                                 Title: Vice President